Supplement to the current prospectus

MFS(R) International Growth Fund

Effective immediately, the section entitled "Expense Summary" is restated in its entirety as follows:

EXPENSE SUMMARY

Expense Table

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. The annual fund operating expenses are based on expenses incurred during the fund's most recently completed fiscal year, adjusted to reflect current fee arrangements. The fund's annual operating expenses may vary in future years.

Shareholder Fees (fees paid directly from your investment):
--------------------------------------------------------------------------------
Share Class                                       A        B       C        I
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on          5.75%     0.00%   0.00%    N/A
Purchases (as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a   See Below(#) 4.00%   1.00%    N/A
percentage of original purchase price or
redemption proceeds, whichever is less)
--------------------------------------------------------------------------------

Annual Fund Operating Expenses (expenses that are deducted from fund assets):
--------------------------------------------------------------------------------
Management Fee......................            0.90%     0.90%   0.90%   0.90%
Distribution and Service (12b-1) Fees(1)        0.35%     1.00%   1.00%    N/A
Other Expenses(2)...................            0.42%     0.42%   0.42%   0.42%
                                                -----     -----   -----   -----
Total Annual Fund Operating Expenses(2)         1.67%     2.32%   2.32%   1.32%
      Fee Reductions(3).....................   (0.02)%   (0.02)% (0.02)% (0.02)%
                                               -------   ------- ------- -------
Net Expenses(2).............................    1.65%     2.30%   2.30%   1.30%

# A contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you buy $1 million or more of Class A shares or if you are investing through a retirement plan and your Class A purchase meets certain requirements and you redeem your investment within 12 months of your purchase.
(1) The fund's Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the fund's Class A, Class B, and Class C shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "Distribution and Service Fees."
(2) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Annual Fund Operating Expenses" would be lower. Also, "Other
     Expenses" include the estimated payment of a portion of the transfer-agent-related expenses of the MFS

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

     funds that invest in the fund ("MFS Funds-of-Funds"). See "Management of the Fund - Special Servicing Agreement."
(3) MFS has agreed in writing to bear the fund's expenses such that "Other Expenses," determined without giving effect to the expense reduction arrangements described above, do not exceed 0.40% annually. This written agreement excludes management fees, distribution fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the fund's investing activities. This written agreement will continue until at least September 30, 2007.

Example of Expenses

These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the period during which any written fee reductions are in effect (see "Expense Summary - Expense Table" above).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
Share Class                                 1 Year 3 Years   5 Years   10 Years
--------------------------------------------------------------------------------
A Shares                                     $733  $1,065    $1,420     $2,417
--------------------------------------------------------------------------------
B Shares(1)
      Assuming Redemption at End of Period   $633  $1,018    $1,430     $2,473
      Assuming No Redemption                 $233  $  718    $1,230     $2,473
--------------------------------------------------------------------------------
C Shares
      Assuming Redemption at End of Period   $333  $  718    $1,230     $2,636
      Assuming No Redemption                 $233  $  718    $1,230     $2,636
--------------------------------------------------------------------------------
I Shares                                     $132  $  412    $  713     $1,568
--------------------------------------------------------------------------------

(1) Class B shares convert to class A shares approximately eight years after purchase; therefore, years nine and ten reflect class A expenses.

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

Effective immediately, the following sub-section entitled "Special Servicing Agreement" is added to the end of the section entitled "Management of the Fund":

Special Servicing Agreement

Under a Special Servicing Agreement among MFS, each MFS Fund-of-Funds and the fund, the fund may pay a portion of the transfer-agent-related expenses of each MFS Fund-of-Funds, including sub-accounting fees payable to financial intermediaries, to the extent that such payments are less than the amount of the benefits realized or expected to be realized by the fund from the investment in the fund by the MFS Fund-of-Funds.

                   The date of this supplement is May 1, 2007.